JPMORGAN SMALL CAP GROWTH FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/11/04	Mattson Technology, Inc.

Shares            Price         Amount
3,000		  $11.50  	$34,500

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.58       N/A 	  0.04%	          0.04%

Broker
Citigroup Global Markets

Underwriters of Mattson Technology, Inc.

Underwriters     	        Number of Shares
J.P. Morgan Securities Inc.      3,000,000
Citigroup Global Markets Inc.    2,250,000
Deutsche Bank Securities Inc.    1,500,000
Needham & Company, Inc.            750,000
                               ----------------
Total                            7,500,000
			       ================


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/28/04	Gaylord Entertainment Co.

Shares		Price		Amount
1,500     	$31.75		$47,625

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.27       N/A 	  0.02%	          0.02%

Broker
Deutsche Morgan Grenfell

Underwriters of Gaylord Entertainment Co.

Underwriters     	                Number of Shares
Deutsche Bank Securities Inc.            2,983,144
J.P. Morgan Securities, Inc.             2,983,144
JMP Securities LLC                       526,437
Morgan Keegan & Company, Inc.            526,437
					----------------
Total					 7,019,162
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/09/04	Sirva, Inc.

Shares		Price		Amount
1,600      	$22.00		$35,200
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.83       N/A 	  0.01%	          0.01%

Broker
Goldman Sachs & Co.

Underwriters of Sirva, Inc.

Underwriters    	                Number of Shares
Credit Suisse First Boston LLC             4,070,000
Goldman, Sachs & Co.                       4,070,000
Morgan Stanley & Co. Incorporated          4,070,000
Deutsche Bank Securities Inc.              2,960,000
J.P. Morgan Securities Inc.                  925,000
Citigroup Global Markets Inc.                925,000
Banc of America Securities LLC             1,480,000
                                       ----------------
Total                                    18,500,000
                                       ================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/21/04	Jackson Hewitt Tax Service, Inc.

Shares		Price		Amount
3,600     	$17.00		$61,200

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.94       N/A 	  0.01%	          0.01%

Broker
Goldman Sachs & Co.

Underwriters of Jackson Hewitt Tax Service, Inc.


Underwriters    	                Number of Shares
Goldman, Sachs & Co.                       10,125,000
J.P. Morgan Securities In                  10,125,000
Banc of America Securities LLC             3,150,000
Citigroup Global Markets Inc.              3,150,000
Merrill Lynch, Pierce, Fenner & Smith Inc. 3,150,000
Credit Suisse First Boston LLC             1,012,500
Blaylock & Partners, L.P.                  1,012,500
CIBC World Markets Corp.                   1,012,500
Lehman Brothers Inc.                       1,012,500
Deutsche Bank Securities Inc.                937,500
Thomas Weisel Partners LLC                   937,500
UBS Securities LLC                           937,500
Wachovia Capital Markets, LLC                937,500
                                        ----------------
Total                                       37,500,000
                                        ================





The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/30/04		Pharmion Corp.

Shares		Price		Amount
300     	$48.00		$14,400

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$2.88       N/A 	  0.01%	          0.01%

Broker
Morgan Stanley & Co.

Underwriters of Pharmion Corp.

Underwriters    	                Number of Shares
Morgan Stanley & Co. Incorporated          2,300,000
Pacific Growth Equities, LLC               1,058,000
J.P. Morgan Securities, Inc.               782,000
Bear, Stearns & Co. Inc.                   460,000
                                        ----------------
Total                                     4,600,000
                                        ================